                                                                    Exhibit 23.1

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 7, 1999, except for Note 7, as to which the date is September 16, 1999, in Amendment No. 3 to the Registration Statement on Form SB-2 and related Prospectus of WorldQuest Networks, Inc. filed with the Commission on October 12, 1999.

                                          /s/ Ernst and Young LLP

Dallas, Texas

October 7, 1999